UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): April 25, 2013

SLM Funding LLC
(Exact name of registrant as specified in its charter)

SLM Student Loan Trust 2005-9
(Exact name of issuer as specified in its charter)

DELAWARE	333-103545 333-103545-07	04-3480392
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

2001 Edmund Halley Drive
V2053
Reston, VA 20191
(Address of registrant’s principal executive offices)

Registrant’s telephone number including are code: (703) 984-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the remarketing of the SLM Student Loan Trust 2005-9 Reset Rate Class A-6 Notes (the “Notes”) on April 25, 2013, the following documents were executed and delivered by the respective parties thereto: (i) the remarketing agreement, dated as of November 15, 2005 (the “Remarketing Agreement”), among SLM Student Loan Trust 2005-9 (the “Issuer”), Sallie Mae, Inc., as administrator (in such capacity, the “Administrator”), Credit Suisse First Boston LLC (as predecessor in interest to Credit Suisse Securities (USA) LLC) (“Credit Suisse”) and Deutsche Bank Securities Inc. (“Deutsche Bank” and, together with Credit Suisse, the “Remarketing Agents”), (ii) the remarketing agency agreement, dated as of April 15, 2013 (the “Remarketing Agency Agreement”), among the Issuer, the Administrator and the Remarketing Agents and (iii) the supplemental remarketing agency agreement, dated as of April 19, 2013 (the “Supplemental Remarketing Agency Agreement”), among the Issuer, the Administrator and the Remarketing Agents.  The Remarketing Agreement was filed on November 18, 2005 and is incorporated herein by reference to Form 8-K, File No. 333-103545-07.

In connection with the remarketing of the Notes, certain opinions of Shearman & Sterling LLP and Cadwalader, Wickersham & Taft LLP relating to various tax matters and to the legality of the Notes are also attached.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

4.2	Indenture, dated as of November 1, 2005, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

4.3	Administration Agreement, dated as of November 15, 2005, among the Depositor, the Servicer, the Administrator, the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

5.1	Opinion of Cadwalader, Wickersham & Taft LLP, dated April 25, 2013 with respect to legality.

8.1	Opinion of Shearman & Sterling LLP, dated April 25, 2013 with respect to tax matters.

99.1	Remarketing Agreement, dated as of November 15, 2005, among the Issuer, the Administrator and the Remarketing Agents.*

99.2	Remarketing Agency Agreement, dated as of April 15, 2013, among the Issuer, the Administrator and the Remarketing Agents.

99.3	Supplemental Remarketing Agency Agreement, dated as of April 19, 2013, among the Issuer, the Administrator and the Remarketing Agents.

* Incorporated by reference to Form 8-K filed on November 18, 2005, File No. 333-103545-07.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2013	SLM STUDENT LOAN TRUST 2005-9

By: SLM FUNDING LLC

	By:	/s/ Mark D. Rein
	Name:	Mark D. Rein
	Title:	Vice President

INDEX TO EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

4.2	Indenture, dated as of November 1, 2005, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

4.3	Administration Agreement, dated as of November 15, 2005, among the Depositor, the Servicer, the Administrator, the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

5.1	Opinion of Cadwalader, Wickersham & Taft LLP, dated April 25, 2013 with respect to legality.

8.1	Opinion of Shearman & Sterling LLP, dated April 25, 2013 with respect to tax matters.

99.1	Remarketing Agreement, dated as of November 15, 2005, among the Issuer, the Administrator and the Remarketing Agents.*

99.2	Remarketing Agency Agreement, dated as of April 15, 2013, among the Issuer, the Administrator and the Remarketing Agents.

99.3	Supplemental Remarketing Agency Agreement, dated as of April 19, 2013, among the Issuer, the Administrator and the Remarketing Agents.

* Incorporated by reference to Form 8-K filed on November 18, 2005, File No. 333-103545-07.